GOING CONCERN	12 Months Ended
Dec. 31, 2011
Going Concern
GOING CONCERN
NOTE C – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company incurred a loss from operations of approximately $5,400,000, had negative cash flow from operations of approximately $5,000,000 and had an accumulated deficit of approximately $17,000,000 at December 31, 2011.  These matters raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans include raising additional proceeds from debt and equity transactions and to continue to increase its sales and marketing activities; however, there are no assurances that management will be successful in their efforts.  The financial statements do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should the Company be unable to continue in operation.